SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE ANDERSONS, INC.

Payment of Filing Fee  (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


                              THE ANDERSONS, INC.
                             480 West Dussel Drive
                              Maumee, Ohio 43537


                                                                April 18, 1996


Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders which will be held on Thursday, May 23, 1996, at 7:00 p.m., local time, at the Lucas Auditorium of the Eleanor Dana Center on the campus of the Medical College of Ohio, Glendale Road entrance, Toledo, Ohio.

        A notice of meeting, proxy statement and proxy card are included with this letter. The matters listed in the notice of meeting are more fully described in the proxy statement.

        It is important that your shares are represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. If you attend the annual meeting, you may revoke your proxy in writing and vote your shares in person, if you wish.


                                                        Sincerely,


                                                        /s/Thomas H. Anderson

                                                        Thomas H. Anderson
                                                        Chairman, Board of
                                                        Directors


                              THE ANDERSONS, INC.
                             480 West Dussel Drive
                              Maumee, Ohio 43537


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 May 23, 1996

        The annual meeting (the "Annual Meeting") of shareholders of The Andersons, Inc. (the "Corporation") will be held on Thursday, May 23, 1996, at 7:00 p.m., local time, at the Lucas Auditorium of the Eleanor Dana Center on the campus of the Medical College of Ohio, Glendale Road entrance, Toledo, Ohio, to consider and take action with respect to the following matters:

        1. The election of nine directors to serve until the next annual meeting or until their successors are duly elected and qualified.

        2. The ratification of the appointment of Ernst & Young LLP as independent public accountants for the year ending December 31, 1996.

        3. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        Holders of record of the Corporation's Common Shares at the close of business on March 31, 1996, are entitled to receive notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements thereof.

                                          By order of the Board of Directors

April 18, 1996
                                          /s/Beverly J. McBride
                                          Beverly J. McBride
                                          Secretary



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY IN WRITING AND VOTE YOUR SHARES IN PERSON, IF YOU WISH.

                              THE ANDERSONS, INC.
                             480 West Dussel Drive
                              Maumee, Ohio 43537



                                PROXY STATEMENT



                        Annual Meeting of Shareholders
                                 May 23, 1996



        This proxy statement (the "Proxy Statement") is being furnished to the holders of common shares, no par value (the "Common Shares"), of The Andersons, Inc. (the "Corporation") in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation (the "Board of Directors" or "Board") for the annual meeting (the "Annual Meeting") of shareholders to be held on May 23, 1996 at the Lucas Auditorium of the Eleanor Dana Center on the campus of the Medical College of Ohio, Glendale Road entrance, Toledo, Ohio, and at any adjournments or postponements thereof. Proxy Statements and proxy cards are being mailed to shareholders on or about April 18, 1996.

        When you sign and return the enclosed proxy card, the shares represented thereby will be voted as indicated on the proxy card. If there is no contrary indication, the shares represented will be voted FOR the slate of directors described here in, FOR the ratification of Ernst & Young LLP as the Corporation's independent public accountants for the year ending December 31, 1996 and, as to any other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof, in accordance with the judgment of the person or persons voting on such matter or matters.

        Returning your completed proxy card will not prevent you from revoking your proxy in writing and voting in person at the Annual Meeting should you be present and wish to do so. In addition, you may revoke your proxy any time before it is voted by written notice to the Secretary of the Corporation prior to the Annual Meeting or by submission of a later-dated proxy card.

        Each outstanding Common Share entitles the holder thereof to one vote. On March 31, 1996, the record date, there were 8,430,286 Common Shares outstanding. The presence in person or by proxy of a majority of such Common Shares shall constitute a quorum. Abstentions and proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes") will be treated as present for purposes of establishing a quorum. Under the Corporation's Code of Regulations, the nominees for director receiving the greatest number of votes shall be elected and thus abstentions and broker non-votes will have no impact on the election, except to the extent that the failure to cast a vote for a nominee may result in a smaller number of votes cast for other nominees being able to carry the election. With respect to the ratification of Ernst & Young LLP as the Corporation's independent public accountants for the year ending December 31, 1996, such ratification requires the affirmative vote of a majority of the common shares present and eligible to vote at the Annual Meeting. Thus, a broker non-vote or abstention will count as a vote against such proposal.


                             ELECTION OF DIRECTORS

        The Board of Directors is currently comprised of twelve directors, three of whom are not standing for reelection. The Board of Directors has nominated and recommends the election of each of the nominees set forth below. Directors so elected will serve until the next annual meeting or until their earlier removal or resignation. Each nominee is currently a Director of the Corporation. The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote for a substitute, unless the Board of Directors reduces the number of directors.

        Directors will be elected at the Annual Meeting by a plurality of the votes cast at the Annual Meeting by the holders of shares represented in person or by proxy. There is no right to cumulate voting as to any matter, including the election of directors.

        The following sets forth information as to each director and nominee for director, including age, as of March 31, 1996, principal occupation and employment during the past five years, directorships in other publicly held companies, membership on committees of the Board of Directors and period of service as a director of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES SET FORTH BELOW TO THE BOARD OF DIRECTORS.

Nominees for Board of Directors

        Thomas H. Anderson, 72, was named Chairman of the Board when the Corporation was formed in 1987. He formerly held the position of Manager-Company Services of The Andersons for several years, was named Senior Partner in 1987 and served as a general partner of The Andersons and a member of its Managing Committee from 1947 through 1987.

        Richard P. Anderson, 66, has been a Director of the Corporation since its inception in 1987. He is also a director of Centerior Energy Corporation and First Mississippi Corp. He served as Managing Partner of The Andersons from 1984 to 1987. He was named Chief Executive Officer in 1987, after serving as a general partner of The Andersons and a member of its Managing Committee from 1947 through 1987.

        Donald E. Anderson, 69, was elected a Director of the Corporation in 1990. Mr. Anderson has been in charge of scientific research for the Corporation since 1980, and served as a general partner of The Andersons from 1947 through 1987. Mr. Anderson retired in 1992.

        Michael J. Anderson, 44, began his employment with The Andersons in 1978, serving in several capacities in the Grain Group and holding the position of Vice President and General Manager Grain Group from 1990 to February 1994. He was named Vice President and General Manager of the Retail Group in February 1994 and has served as a Director of the Corporation since 1988.

        Richard M. Anderson, 39, has served as a Director since 1988. He began his employment with The Andersons in 1986 as Planning Analyst and was
named the Manager of Technical Development in 1987.   Mr. Anderson was named
Vice President and General Manager of the Industrial Products Group in 1990.

        John F. Barrett, 47, was elected a Director of the Corporation in 1992. He has served in various capacities at The Western and Southern Life Insurance Company, including Executive Vice President and Chief Financial Officer and President and Chief Operating Officer, and currently serves as Chief Executive Officer. Mr. Barrett is also a director of Cincinnati Bell, Inc. and Fifth Third Bancorp.

        Paul M. Kraus, 63, has served as a Director of the Corporation since 1988. He has been a member of the Toledo, Ohio law firm of Marshall & Melhorn since 1962.

        Donald M. Mennel, 77, was elected as a Director in 1990. He is retired Chairman of the Board and Chief Executive Officer of The Mennel Milling Company, and began a private law practice in 1986.

        David L. Nichols, 54, was elected as a Director of the Corporation in 1995. He has served in various capacities with Mercantile Stores Company, Inc. and is currently Chairman and Chief Executive Officer, a position he has held since 1992.

        Donald E., Richard P. and Thomas H. Anderson are brothers; Paul M. Kraus is their brother-in-law. Michael J. and Richard M. Anderson are nephews of Donald E., Richard P. and Thomas H. Anderson.

Board and Committee Meetings

        The Board of Directors held six meetings (exclusive of committee meetings) during the preceding fiscal year. The Board of Directors has established the following committees, the functions and current members of which are noted below. Each director attended 75% or more of the number of meetings held during the preceding fiscal year of the Board of Directors and any committees on which such director served.

        Audit Committee. The Audit Committee of the Board of Directors consists of Donald M. Mennel (chair), David L. Nichols and Richard M. Anderson. The Audit Committee, among other duties, reviews the internal and external financial reporting of the Corporation, reviews the scope of the independent audit and considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee met twice during the preceding fiscal year.

        Compensation Committee.  The Compensation Committee consists of John
F. Barrett (chair), Paul M. Kraus and Donald E. Anderson. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Corporation and, under the Company's Long Term Performance Plan, grants options to purchase Common Shares of the Corporation. The Compensation Committee met four times during the preceding fiscal year.

        Nominating Committee. The Nominating Committee was formed in January 1996 and consists of Thomas H. Anderson (chair), Richard P. Anderson, Michael
J. Anderson, John F. Barrett, Donald M. Mennel and David L. Nichols. The Nominating Committee selects and reviews candidates to be nominated to the Board, reports to the Board regarding the qualifications of such candidates, and recommends a slate of directors to be submitted to the shareholders for approval. The Nominating Committee met once in February 1996 and recommends the election of each nominee named in this Proxy Statement to the Board. The Nominating Committee will consider individuals recommended by shareholders as potential future nominees to the Board. The names of such individuals, together with a full statement of their qualifications, should be mailed to the Nominating Committee care of the Secretary of the Corporation at 480 West Dussel Drive, Maumee, Ohio 43537.

Compensation of Directors

        Directors who are not employees of the Corporation and who are not Anderson family members receive an annual retainer of $15,000. Directors who are not employees of the Corporation receive a fee of $1,000 for each Board Meeting attended. There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating Committee. The chairperson of these committees receives a retainer of $3,000 provided he or she is not an employee of the Corporation. Members of the committees, including the chairpersons, who are not employees of the Corporation receive $750 for each meeting attended.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers, directors and persons who beneficially own more than ten percent of a registered class of the Corporation's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Corporation with copies of all
Section 16(a) forms they file.

        Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that all such filings that were required were filed, the Corporation believes that during the applicable periods its officers, directors and greater-than-ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon recommendation by the Audit Committee, has appointed Ernst & Young LLP as independent public accountants to examine the financial statements of the Corporation for the year ending December 31, 1996 and to perform other appropriate accounting services.

        A proposal will be presented at the Annual Meeting to ratify the appointment of Ernst & Young LLP as the Corporation's independent public accountants. One or more members of that firm are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                OTHER BUSINESS

        At the date of this Proxy Statement, the Corporation has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, the proxies will be voted in the discretion of the proxy holders.

                              SECURITY OWNERSHIP

        The following information with respect to the outstanding Common Shares beneficially owned by each director and nominee for director of the Corporation, the chief executive officer and the four other most highly compensated executive officers , and the directors and executive officers as a group and all beneficial owners of more than five percent of the Common Shares is furnished as of March 31, 1996.



                                                Common Shares
                                           Number of     Percent
        Name                               Shares(1)    of Class(2)

Thomas H. Anderson(3)                       245,521        2.91
Richard P. Anderson(4)                      325,663        3.86
Donald E. Anderson(5)                       151,939        1.80
Michael J. Anderson(6)                      124,926        1.48
Richard M. Anderson(8)                      100,430        1.19
John F. Barrett                               3,588         *
Joseph L. Braker(9)                          22,792         *
Paul M. Kraus(7)                            186,443        2.21
Donald M. Mennel                             11,681         *
David L.  Nichols                               500         *
Larry D. Rigel                               56,993         *
All directors and executive officers
   as a group (17 persons)                1,440,017       17.03%

(1) "Beneficial owner" generally means any person who, directly or indirectly, has or shares voting power or investment power with respect to a security. The Corporation believes that, except as otherwise indicated, each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder.
(2)     Percentages less than one percent are denoted by an asterisk.
(3) Includes 120,711 Common Shares held by Mrs. Mary P. Anderson, trustee, Mr. Anderson's spouse. Included in the 245,521 Common Shares are 4,016 shares which Mr. Anderson has the right to acquire from the Company through the exercise of a stock option from the Company within 60 days.
(4) Includes 154,897 Common Shares held by Mrs. Frances H. Anderson, Mr. Anderson's spouse; 4,748 Common Shares held by Key Trust Company, trustee for Richard P. Anderson trust for Michigan State University, a trust for whom the principal beneficiary is Mrs. Frances H. Anderson; and 4,748 shares held by Key Trust Company, trustee for Richard P. Anderson trust for The Ohio State University, a trust for whom the principal beneficiary is Mrs. Frances H. Anderson. Mr. Anderson disclaims beneficial ownership of such Common Shares. Included in the 325,663 Common Shares are 6,356 shares which Mr. Anderson has the right to acquire from the Company through the exercise of a stock option from the Company within 60 days.
(5) Includes 75,958 Common Shares held by Mrs. Una Anderson, Mr. Anderson's spouse.
(6) Includes 55,646 Common Shares held by Mrs. Carol H. Anderson; Mr. Anderson's spouse; 4,748 Common Shares held by Key Trust Company, trustee for Michael J. Anderson trust for Michigan State University, a trust for whom the principal beneficiary is Mrs. Carol H. Anderson; and 4,748 shares held by Key Trust Company, trustee for Michael J. Anderson trust for University of Illinois, a trust for whom the principal beneficiary is Mrs. Carol H. Anderson. Mr. Anderson disclaims beneficial ownership of such Common Shares. Included in the 124,926 Common Shares are 3,840 shares which Mr. Anderson has the right to acquire from the Company through the exercise of a stock option from the Company within 60 days.
(7) Includes 55,983 Common Shares held by Mrs. Carol J. Kraus, Mr. Kraus' spouse, and 74,684 Common Shares held by Key Trust Company, trustee for Carol
J. Kraus trust for Eric L. Kraus, a trust for whom the principal beneficiary is Eric L. Kraus , Mr. Kraus' son. Mr. Kraus disclaims beneficial ownership of such Common Shares.
(8) Included in the 100,430 Common Shares are 1,280 shares which Mr. Anderson has the right to acquire from the Company through the exercise of a stock option from the Company within 60 days.
(9) Included in the 22,792 Common Shares are 3,840 shares which Mr. Braker has the right to acquire from the Company through the exercise of a stock option from the Company within 60 days.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

        The following summary compensation table sets forth the compensation of the Corporation's chief executive officer and four other most highly compensated executive officers (the "named executive officers") for the years ended December 31, 1993 , December 31, 1994 and December 31, 1995.

                          Summary Compensation Table

                             Annual Compensation
                                                         All Other
Name and Position          Year   Salary     Bonus    Compensation (a)

Richard P. Anderson        1995  $363,333  $ 60,000       $4,620
  President and Chief      1994   335,000   202,500        4,620
  Executive Officer        1993   308,333   150,000        4,497

Thomas H. Anderson         1995   245,000    35,000        4,620
  Chairman of the Board    1994   226,667   125,000        4,620
                           1993   206,669    90,000        4,497

Joseph L. Braker           1995   235,876    45,000        4,620
  Vice President and       1994   224,071   150,000        4,620
  General Manager          1993   194,634    70,000        4,497
  Agriculture Group

Michael J. Anderson        1995   211,628    20,000        4,620
  Vice President and       1994   200,765   100,000        4,620
  General Manager          1993   161,962   100,000        4,497
  Retail Group

Larry D. Rigel             1995   173,840        --        4,620
  Former Vice President    1994   171,981    25,000        4,620
  Marketing                1993   162,558    15,000        4,497

(a)     Corporation's matching contributions to its 401(k) retirement plan.

Pension Plans

        The Corporation has a Defined Benefit Pension Plan (the "Pension Plan") which covers substantially all employees who work greater than 1,000 hours annually. Benefits are payable annually upon retirement at age 65 or older. A discount of six percent per year is applied for retirement before age 65. The pension benefits are based on a single-life annuity and have been reduced for Social Security covered compensation. The compensation covered by the Pension Plan is equal to the employee 's base pay plus bonus, which in the Summary Compensation Table is the executive's salary and bonus, but beginning in 1989, was limited by the Internal Revenue Code to $200,000, adjusted for inflation, and beginning in 1994 is limited to $150,000, which will also be adjusted for inflation in future years. Each of the named executives has eight years of credited service.

        In addition, the Corporation has a Supplemental Retirement Plan (the "Supplemental Plan") which is a non-qualified deferred compensation plan designed to cover all employees (primarily executives) who are participants in the Pension Plan and whose salary exceeds the 1994 Internal Revenue Code limit of $150,000. Benefits under this Supplemental Plan are calculated exactly as in the Pension Plan but without the 1994 limit of $150,000 and then the Pension Plan benefit is subtracted to determine the Supplemental Plan benefit.

        The table below reflects the total benefits that an employee would receive under the Pension Plan and the Supplemental Plan for the indicated average compensation and years of service.



  Average
 Five-Year                Approximate Annual Retirement Benefit
Compensation            Based Upon the Indicated Years of Service
                    5 Years       10 Year        15 Years       25 Years

 $ 50,000          $ 3,142        $ 6,284         $ 9,427       $15,711
  100,000            6,892         13,784          20,677        34,461
  150,000           10,642         21,284          31,927        53,211
  200,000           14,392         28,784          43,177        71,961
  250,000           18,142         36,284          54,427        90,711

Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors (the "Committee") is pleased to present its report on executive compensation. The Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Corporation and grants options to purchase Common Shares of the Corporation. This Committee report documents the components of the Corporation's executive officer compensation programs and describes the bases upon which compensation will be determined by the Committee with respect to the executive officers of the Corporation, including the executive officers that are named in the compensation tables (the "Named Executives").

        This Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        Compensation Philosophy. The compensation philosophy of the Corporation is to endeavor to directly link executive compensation to continuous improvements in corporate performance and increases in shareholder value. The Committee has adopted the following objectives as guidelines for compensation decisions. Display a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

                        Be willing to compensate executive officers in recognition of superior individual performance, new responsibilities or new positions within the Corporation.

                        Take into account historical levels of executive compensation and the overall competitiveness of the market for high quality executive talent.

                        Implement a balance between short- and long-term compensation to complement the Corporation's annual and long-term business objectives and strategy and encourage executive performance in furtherance of the fulfillment of those objectives.

                        Provide variable compensation opportunities based on the performance of the Corporation, encourage share ownership by executives and align executive remuneration with the interests of shareholders.

        Compensation Program Components. The Committee regularly reviews the Corporation's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Corporation. The particular elements of the compensation program for executive officers are further explained below.

                Base Salary and Bonus. The Corporation's base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with companies of similar size and complexity. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons and approved by the Committee as reasonable and necessary.

                Long-Term Compensation Plan. The Corporation sponsors a Long-Term Performance Compensation Plan that provides certain of the Corporation's employees with share options and/or performance awards based on the performance of the Corporation as a whole and of each recipient individually. The exercise price of such options is the market price of the Common Shares on the date of the grant. The Long-Term Performance Compensation Plan has been designed to provide the benefits of equity-based performance compensation.

                Employee Benefit Plans. The Corporation sponsors an Employee Share Purchase Plan that provides the Corporation's employees with the opportunity to purchase Common Shares through a payroll deduction plan.

        Chief Executive Officer Compensation. The 1995 fiscal year cash compensation for Mr. Richard P. Anderson, the Corporation's President and Chief Executive Officer, was set by the Compensation Committee of the Board of Directors based on past compensation practices and policies. Taking these practices and policies into account, Mr. Anderson's annual base salary was set at $363,333 for 1995, and his bonus was determined to be $60,000 for 1995. In the future, the Committee will undertake responsibility for establishing Mr. Anderson's annual cash compensation. In doing so, the Committee will consider a number of factors, including prior compensation arrangements, corporate performance, individual performance and competitive standards. Summary.
After its review of all existing programs, the Committee continues to believe that the total compensation program for executives of the Corporation is focused on increasing values for shareholders and enhancing corporate performance . The Committee currently believes that the compensation of executive officers is properly tied to share appreciation through the Long-Term Performance Compensation Plan. The Committee believes that executive compensation levels at the Corporation are competitive with the compensation programs provided by other corporations with which the Corporation competes. The foregoing report has been approved by all members of the Committee.

                                           COMPENSATION COMMITTEE
                                           John F. Barrett (chair), Paul M.
                                           Kraus and Donald E. Anderson

                               PERFORMANCE GRAPH

        The Common Shares were not publicly traded during 1995, and therefore no comparison of the Common Shares' performance can be made to a relevant market index or to a relevant group of the Corporation's competitors. The Corporation expects a market to develop in the Common Shares during 1996 and expects to be able to provide this comparison data in future years.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

        Proposals of shareholders intended to be presented at the annual meeting in 1997 must be received by the Secretary of the Corporation, at the address below, not later than December 1, 1996 to be considered for inclusion in the Corporation's 1997 proxy materials.

                            ADDITIONAL INFORMATION

        This solicitation is being made by the Corporation. All expenses of the Corporation in connection with this solicitation will be borne by the Corporation. In addition to the solicitation by mail, proxies may be solicited by directors, officers and other employees of the Corporation by telephone, telex, in person or otherwise, without additional compensation.
The Corporation will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Corporation's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

        The Corporation will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Corporation's and its predecessor's Annual Reports on Form 10-K for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Reports on Form 10-K should be directed to the Secretary of the Corporation at the address below.

        PLEASE COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

                                          By order of the Board of Directors

                                          /s/Beverly J. McBride

                                          Beverly J. McBride
                                          Secretary

THE ANDERSONS, INC.
480 West Dussel Drive
Maumee, Ohio 43537
April 18, 1996




APPENDIX

PROXY                                                                PROXY

                              THE ANDERSONS, INC.
                             480 West Dussel Drive
                              Maumee, Ohio 43537

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 23, 1996

        The undersigned hereby appoints Matthew C. Anderson, John P. Kraus and Beverly J. McBride, and each of them, proxies, with power of substitution and revocation, acting by a majority of those present and voting or if only one is present and voting then that one, to vote the share(s) of The Andersons, Inc. which the undersigned is entitled to vote, at the Annual Meeting of shareholders to be held on May 23, 1996 and at any adjournment or postponements thereof, with all the powers the under signed would possess if present, with respect to the following:

Important - This Proxy must be signed and dated on the reverse side.

                              THE ANDERSONS, INC.
     Please mark vote in oval in the following manner using dark ink only.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

1.      Election of directors

        FOR [ ]    WITHHOLD [ ]     FOR ALL  [ ]
                                 (Except nominee(s)
                                   written below)

        __________________________________________________________________

        Nominees:       Thomas H. Anderson, Richard P.  Anderson, Donald E.
        Anderson, Michael  J.  Anderson,   Richard  M.  Anderson, John  F.
        Barrett, Paul M.  Kraus, Donald M.  Mennel, David L.  Nichols

2. Ratification of the appointment of Ernst & Young LLP as the Corporation's independent public accountants.
           FOR  [ ]    WITHHOLD  [ ]    ABSTAIN  [ ]


        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996.


[ ]  I plan to attend the meeting.

                                   Dated __________, 1996

                                   Signature(s)

                                   Please sign exactly as names appear on this Proxy. Joint owners should each sign. Trustees, executors, etc. should indicate the capacity in which they are signing.












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